                             LETTER OF TRANSMITTAL
                           OFFER FOR ALL OUTSTANDING
      PRIVATELY PLACED 9 1/2% SERIES A SENIOR SUBORDINATED NOTES DUE 2007

                                IN EXCHANGE FOR

              9 1/2% SERIES B SENIOR SUBORDINATED NOTES DUE 2007

                                      OF

                       SALEM COMMUNICATIONS CORPORATION

          THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                     TIME, ON      , 1998, UNLESS EXTENDED


  The Exchange Agent is The Bank of New York, whose mailing address, facsimile number and telephone number are as follows:

                     (INSURED OR REGISTERED RECOMMENDED):

        By Hand Delivery:                     By Mail or Overnight Express:
       The Bank of New York                        The Bank of New York
        101 Barclay Street                    101 Barclay Street - Floor 7E
 Corporate Trust Services Window                 New York, New York 10286
           Ground Level                               Attn: [      ]
     New York, New York 10286                   Reorganization Department
          Attn: [      ]
    Reorganization Department

                                 By Facsimile:

                                (212) 815-6339

                                 By Telephone:

                                (212) 815-[TBD]


                      DESCRIPTION OF SECURITIES TENDERED

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    NAME AND ADDRESS OF REGISTERED HOLDER AS IT
  APPEARS ON THE PRIVATELY PLACED 9 1/2% SERIES A         CERTIFICATE NUMBER(S) OF         PRINCIPAL AMOUNT OF
  SENIOR SUBORDINATED NOTES DUE 2007 ("OLD NOTES")         OLD NOTES TRANSMITTED          OLD NOTES TRANSMITTED
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     NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
                            INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  1. The undersigned hereby agrees to exchange the aggregate principal amount of privately placed 9 1/2% Series A Senior Subordinated Notes Due 2007 (the "Old Notes") for a like principal amount of 9 1/2% Series B Senior Subordinated Notes Due 2007 (the "Notes") of the Company, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Salem Communications Corporation, a California corporation, with the Securities and Exchange Commission (the "Registration Statement") and the
accompanying Prospectus dated         , 1997 included therein (the
"Prospectus"), receipt of which is hereby acknowledged.

  2. The undersigned hereby acknowledges and agrees that the Notes will bear interest from and including September 25, 1997, the date of issuance of the Old Notes. Accordingly, the undersigned will forgo accrued but unpaid interest on his, her or its Old Notes that are exchanged for Notes from and including September 25, 1997 but will receive such interest under the Notes.

  3. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Old Notes.

  4. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

  5. The undersigned hereby represents and warrants that the undersigned is acquiring the Notes in the ordinary course of the business of the undersigned and that the undersigned is not engaged in, and does not intend to engage in, a distribution of the Notes.

  6. If the undersigned is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the Notes received hereby. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act.

  7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (SEE INSTRUCTION 1)

   To be completed ONLY IF the Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

 Issue to:
 Name ______________________________________________________________________
                                 (PLEASE PRINT)
 Address ___________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________
                             (INCLUDE ZIP CODE)
 Mail to:
 Name ______________________________________________________________________
                                 (PLEASE PRINT)
 Address ___________________________________________________________________

 ___________________________________________________________________________

 ___________________________________________________________________________
                             (INCLUDE ZIP CODE)

                                   SIGNATURE

 ___________________________________________________________________________
                          (NAME OF REGISTERED HOLDER)

 By: _______________________________________________________________________

 Name: _____________________________________________________________________

 Title: ____________________________________________________________________

   (Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

 Address: __________________________________________________________________

 Telephone No.: ____________________________________________________________

 Taxpayer Identification No.: ______________________________________________

 Signature Guaranteed By: __________________________________________________
                              (SEE INSTRUCTION 1)

 Title: ____________________________________________________________________

 Name of Institution: ______________________________________________________

 Address: __________________________________________________________________

 Date: _____________________________________________________________________

   PLEASE READ THE INSTRUCTIONS BELOW, WHICH FORM A PART OF THIS LETTER OF
                                 TRANSMITTAL.

                                 INSTRUCTIONS

  1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or (ii) the Old Notes described above are tendered for the account of an Eligible Institution.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

  THE METHOD OF DELIVERY OF OLD NOTES AND OTHER DOCUMENTS IS AT THE ELECTION AND RISK OF THE RESPECTIVE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (WITH RETURN RECEIPT), PROPERLY INSURED, IS SUGGESTED.

  3. GUARANTEED DELIVERY PROCEDURES. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

    (a) The tender is made through an Eligible Institution;

    (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes, the certificate number or numbers of such Old Note(s) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

    (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

  Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

  4. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

  If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  5. EXCHANGE OF OLD NOTES ONLY. Only the above-described Old Notes may be exchanged for Notes pursuant to the Exchange Offer.

  6. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

                           IMPORTANT TAX INFORMATION

  Under current Federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to Notes exchanged pursuant to the Offer may be subject to backup withholding.

  Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to an Old Noteholder with respect to Old Notes exchanged pursuant to the Offer, each Old Noteholder is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such Old Noteholder is awaiting a TIN) and that (1) the Old Noteholder has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Old Noteholder that he, she or it is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The Old Noteholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME: THE BANK OF NEW YORK AS AGENT


                      PART 1--PLEASE PROVIDE YOUR
                      TIN IN THE BOX AT RIGHT AND       ----------------------
                      CERTIFY BY SIGNING AND DATING     Social Security Number
                      BELOW.                                      OR

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF
 THE TREASURY                                          -----------------------
 INTERNAL                                              Employer Identification
 REVENUE SERVICE                                                Number

                      PART 2--Certification Under penalties of perjury, I certify that:
                     ----------------------------------------------------------


 PAYER'S REQUEST
 FOR TAXPAYER         (1) The number shown on this form is my correct
 IDENTIFICATION           Taxpayer Identification Number (or I am waiting
 NUMBER (TIN)             for a number to be issued to me) and

                      (2) I am not subject to backup withholding because:
                          (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                         Certification Instructions--You must cross out
                         Item (2) above if you have been notified by the
                         IRS that you are currently subject to backup
                         withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).
                     ----------------------------------------------------------

                      SIGNATURE: _____________ DATE: _____________   PART 3
                                                                     Awaiting
                                                                     TIN [_]


NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31
      PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

  ________________________________________  ________________________________________
                 Signature                                    Date